SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 30, 2009


                                   Rosca, Inc.
             (Exact name of Registrant as specified in its charter)

           Nevada                       333-144287               20-8552192
  (State or jurisdiction of            (Commission            (I.R.S. Employee
incorporation or organization)         File Number)          Identification No.)

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
1286 University Avenue, Suite 708, San Diego, CA 92103                775-352-4149
      (Address of principal executive offices)              (Registrant's telephone number,
                                                                  including area code)
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                         Christian Mancillas, Secretary
                        1286 University Avenue, Suite 708
                               San Diego, CA 92103
                               Phone: 775-352-4149
                                Fax: 775-981-9119
           (Name, address and telephone number of agent for service)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17
    CFR 230.425).

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12).

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c)).
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ITEM 5.01. CHANGES IN CONTROL OF REGISTRANT

On October 30, 2009, Mr. Christian Mancillas, a director of the Corporation, requested cancellation of his 4,000,000 shares of restricted common stock of Rosca, Inc. On October 30, 2009, the Board of Directors of the Corporation approved the cancellation of the 4,000,000 shares of restricted common stock held by Christian Mancillas.

On November 9, 2009, Mr. Christian Mancillas, requested the Board of Directors accept his decision to retain all of his 4,000,000 shares of restricted common stock of Rosca, Inc. On November 9, 2009, the Board of Directors of the Corporation approved Mr. Christian Mancillas' request to retain all of his 4,000,000 shares of restricted common stock of Rosca, Inc. and supersede the prior vote on October 30, 2009 to cancel his 4,000,000 shares of restricted common stock.

Upon Mr. Mancillas' retention of 4,000,000 shares of restricted common stock of Rosca, Inc., Mr. Mancillas remains the largest shareholder of the registrant, holding 4,000,000 shares or 46.2% of the issued and outstanding common stock shares of the registrant.

ITEM 5.03. AMENDMENT TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
           YEAR

On November 9, 2009, subsequent to the retention of the shares held by Christian Mancillas, and superseding a prior vote to cancel said shares, the Corporation's Board of Directors approved a forward stock split of 2 for 1, payable upon surrender of our shareholders stock certificates. The action is subject to filing the change with the Secretary of State of Nevada and fulfilling the notification procedures to FINRA and setting our ex-dividend date. Our authorized stock will remain at Seventy-Five Million shares, of which 8,650,000 are currently issued and outstanding and we anticipate 17,300,000 will be outstanding after the forward split.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              Rosca, Inc.


Date: November 10, 2009       By: /s/ Christian Mancillas
                                  ----------------------------------------------
                                  Christian Mancillas, President, CEO & Director



Date: November 10, 2009       By: /s/ Brian Weiss
                                  ----------------------------------------------
                                  Brian Weiss, Director

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